UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
September 26, 2016

Date of Report (Date of earliest event reported)

HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)
4300 North First Street
San Jose, CA 95134
(408) 542-2500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On September 26, 2016 (the “Issue Date”), Harmonic Inc. (“Harmonic” or the “Company”) granted a Warrant to Purchase Shares of Common Stock of the Company (the “Warrant”) to Comcast Corporation (“Comcast”) pursuant to which Comcast may purchase up to 7,816,162 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to adjustment in accordance with the terms of the Warrant, for a per Share exercise price of $4.76, which was the weighted-average trading price of the Company’s Common Stock for the 10 trading days prior to the Issue Date.
Comcast’s right to exercise the Warrant is subject to certain vesting triggers relating to the execution of the Warrant, certain pricing elections by Comcast, the successful completion of field trials of certain of the Company’s products, and certain payments by Comcast for the Company’s products and services.
Specifically, up to 3,908,081 of the Shares purchasable under the Warrant shall vest and become exercisable in accordance with the following vesting triggers (collectively, the “Primary Vesting Triggers”):

•	781,617 Shares were fully vested and exercisable as of the Issue Date;

•
781,617 Shares shall vest and become exercisable upon the date (the “Election Date”) that Comcast Cable Communications Management, LLC, a Delaware limited liability company and affiliate of Comcast (“CCCM”) elects enterprise pricing for the Harmonic CableOS Software (as defined in the Warrant) which requires certain total payments (collectively, the “Enterprise License Fees”) to be made by CCCM and its Affiliates (as defined in the Warrant) (excluding NBCUniversal, LLC and its direct and indirect subsidiaries) to Harmonic and its Affiliates;

•
1,172,425 Shares shall vest and become exercisable upon the completion and the acceptance of all Harmonic product field trial deliverables by CCCM pursuant to mutually agreed upon criteria and procedures (the “Acceptance and Completion of Field Trials”);

•
781,617 Shares shall vest and become exercisable upon the 30th day following the end of the calendar quarter in which the payment by CCCM and its Affiliates (excluding NBCUniversal, LLC and its direct and indirect subsidiaries) to Harmonic and its Affiliates of a certain portion of the Enterprise License Fees for the First Purchase Vesting Period as set forth in the Warrant (the “Primary Vesting First Purchase Vesting Period Amount”); and

•
390,808 Shares shall vest and become exercisable upon the 30th day following the end of the calendar quarter in which the payment by CCCM and its Affiliates (excluding NBCUniversal, LLC and its direct and indirect subsidiaries) to Harmonic and its Affiliates of a certain portion of the Enterprise License Fees for the Second Purchase Vesting Period as set forth in the Warrant.

Any Shares subject to the Primary Vesting Triggers that remain unvested will automatically vest in full immediately prior to the consummation of a Change of Control (as defined in the Warrant) of the Company, subject to the terms of the Warrant.
Additionally, up to the remaining 3,908,081 Shares purchasable under the Warrant shall vest and become exercisable in accordance with the following vesting triggers (collectively, the “Secondary Vesting Triggers”), but in no event shall the Shares which vest and become exercisable pursuant to the Secondary Vesting Triggers exceed 3,908,081:

•
1,954,041 Shares shall vest and become exercisable upon the Election Date if the Election Date occurs prior to the later of (i) a mutually agreed upon date, or (ii) a certain period following the Acceptance and Completion of Field Trials;

•
781,617 Shares shall vest and become exercisable upon the 30th day following the end of the calendar quarter, if any, in which CCCM and its Affiliates (excluding NBCUniversal, LLC and its direct and indirect subsidiaries) make certain aggregate, post-Issue Date payments to Harmonic and its Affiliates for Initial CableOS Hardware (as defined in the Warrant) prior to the later of (i) a mutually agreed upon date, (ii) a certain period following the Acceptance and Completion of Field Trials, or (iii) a certain period following acceptance of the Initial CableOS Hardware by CCCM in accordance with mutually agreed upon criteria and procedures;

•
390,808 Shares shall vest and become exercisable upon the 30th day following the end of the calendar quarter, if any, in which CCCM and its Affiliates (excluding NBCUniversal, LLC and its direct and indirect subsidiaries) makes certain aggregate payments to Harmonic and its Affiliates of the Enterprise License Fee for the First Purchase Vesting Period (in one or more transactions) in excess of the Primary Vesting First Purchase Vesting Period Amount (the “Secondary Vesting Enterprise License Amount”), and an additional 390,808 Shares shall vest and become exercisable upon the 30th day following the end of each calendar quarter, if any, in which CCCM and its Affiliates (excluding NBCUniversal, LLC and its direct and indirect subsidiaries) makes successive aggregate payments equal to or greater than the Secondary Vesting Enterprise License Amount to Harmonic and its Affiliates (in one or more transactions); and

•
781,617 Shares upon the 30th day following the end of the calendar month, if any, in which CCCM and its Affiliates (excluding NBCUniversal, LLC and its direct and indirect subsidiaries) makes certain aggregate payments to Harmonic for all products and services, excluding Enterprise License Fees (in one or more transactions) (the “Secondary Vesting Non-Enterprise License Amount”), as long as the date on which such payment threshold is reached occurs prior to a mutually agreed upon date, and an additional 781,617 Shares shall vest and become exercisable upon the 30th day following the end of each calendar month, if any, in which CCCM and its Affiliates (excluding NBCUniversal, LLC and its direct and indirect subsidiaries) makes successive aggregate payments equal to or greater than the Secondary Vesting Non-Enterprise License Amount to Harmonic (in one or more transactions).

The Warrant provides for certain adjustments that may be made to the number of Shares issuable upon exercise of the Warrant and the number of Shares which vest and become exercisable pursuant to the Primary Vesting Triggers and Secondary Vesting Triggers upon the occurrence of certain corporate events, such as a merger or reorganization, a stock split or the declaration of certain types of dividends. The Warrant provides for net Share settlement that, if elected by Comcast, will reduce the number of Shares issued upon exercise to reflect net settlement of the exercise price. Additionally, the Warrant will expire on September 26, 2023 or the prior consummation of a Change of Control of the Company, and any Shares which are vested and exercisable under the Warrant which have not been exercised by Comcast as of such expiration will be deemed automatically exercised pursuant to the net Share settlement terms set forth in the Warrant.
The Company also entered into a Registration Rights Agreement with Comcast dated as of September 26, 2016 (the “Registration Rights Agreement”), pursuant to which the Company has provided Comcast with certain demand and S-3 registration rights such that Comcast may, from time to time on or after the date on which Comcast has the right to purchase any Shares pursuant to the exercise, in whole or in part, of the Warrant, request that the Company file a registration statement to register the Shares under the Securities Act of 1933, as amended (the “Securities Act”), subject to the terms and conditions contained in the Registration Rights Agreement.
The foregoing descriptions of the terms and conditions of the Warrant and the Registration Rights Agreement are only summaries and are qualified in their entirety by the full text of the Warrant and the Registration Rights Agreement, copies of which are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K and incorporated by reference in this Item 1.01 and Item 3.02.
Item 3.02     Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 regarding the issuance of the Shares pursuant to the Warrant is incorporated into this Item 3.02 by reference. The offer and sale of such securities were made only to “accredited investors” (as defined by Rule 501 under the Securities Act) in reliance upon exemptions from registration under the Securities Act afforded by Section 4(a)(2) of the Securities Act and corresponding provisions of state securities laws. Reliance on Section 4(2) is based on the nature of the offering and sale and the representations made by Comcast in the Warrant with respect to its investment experience and intent.
Item 7.01     Regulation FD Disclosure.

On September 27, 2016, the Company issued a press release and held an investor conference call announcing its issuance of the Warrant and entry into the Registration Rights Agreement. The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 furnished herewith shall not be incorporated by reference into any filing by Harmonic under the Securities Act or under the Exchange Act.
Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
4.1*	Warrant to Purchase Shares of Common Stock of Harmonic Inc.
10.1	Registration Rights Agreement, dated September 26, 2016, by and between the Company and Comcast.
99.1	Press Release dated September 27, 2016.

*Portions of this document were omitted and filed separately with the SEC pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Exchange Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2016	HARMONIC INC.

	By:	/s/ Timothy C. Chu
Timothy C. Chu
General Counsel, SVP HR and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1*	Warrant to Purchase Shares of Common Stock of Harmonic Inc.
10.1	Registration Rights Agreement, dated September 26, 2016, by and between the Company and Comcast.
99.1	Press Release dated September 27, 2016.

*Portions of this document were omitted and filed separately with the SEC pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Exchange Act.